UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 25, 2022

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On April 14, 2021, Tonix Pharmaceuticals, Inc. (a wholly owned subsidiary of Tonix Pharmaceuticals Holding Corp. (the “Company”)) (“Tonix”) and OyaGen, Inc. (“OyaGen”) entered into an exclusive License Agreement (the “License Agreement”) pursuant to which OyaGen granted to Tonix an exclusive license, with the right to sublicense, certain patents and technical information (collectively, the “Technology”) related to an antiviral inhibitor of SARS-CoV-2, sangivamycin, and to develop and commercialize products thereunder, including the Company’s TNX-3500 (sangivamycin) product candidate, an antiviral inhibitor of SARS-CoV-2 based on the Technology. OyaGen also granted Tonix the option to acquire rights to any technology based on the Technology for the prevention or treatment of Covid-19 developed by OyaGen during the term of the License Agreement. The Company notified OyaGen of its intent to terminate the License Agreement on July 22, 2022, effective as of September 20, 2022.

The Company reassessed its long-term commitments and concluded that it was in the Company’s best interest to terminate the License Agreement and return the development and commercialization rights to sangivamycin to OyaGen.

Item 7.01	Regulation FD Disclosure.

On July 25, 2022, the Company announced the appointment of Dr. Sina Bavari, Ph.D. as its Executive Vice President, Infectious Disease Research and Development. A copy of the press release which discusses this matter is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

The Company updated its investor presentation, which is used to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website, which may contain nonpublic information. A copy of the presentation is filed as Exhibit 99.02 hereto and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.01 and 99.02 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On July 25, 2022, the Company announced the appointment of Dr. Sina Bavari, Ph.D. as its Executive Vice President, Infectious Disease Research and Development.

As further described in Item 1.02 of this Current Report on Form 8-K, the Company is discontinuing the development of its TNX-3500 product candidate, an antiviral inhibitor of SARS-CoV-2, and return the development and commercialization rights to sangivamycin to OyaGen.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibit No.	Description.
	99.01 99.02 104	Press release of the Company, dated July 25, 2022 Corporate Presentation by the Company for July 2022 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: July 25, 2022	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer